U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) February 1, 1999



                                 AQUAGENIX, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       0-24490               65-0419263
(State or other jurisdiction of         (Commission          (I.R.S. Employer
         incorporation)                 File Number)        Identification  No.)



           6500 Northwest 15th Avenue, Fort Lauderdale, Florida 33309
                    (Address of principal executive offices)

                                 (954) 975-7771
                           (Issuer's telephone number)



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.    Other Events
           ------------

                  On January 28, 1999, upon unanimous consent of the Board of Directors, Aquagenix, Inc. announced that it has named Russell M.Thompson to be President and Chief Executive Officer effective February 1, 1999. He was formerly with Pylon Manufacturing of Deerfield Beach; he joined them on December 26, 1972 and held various positions with them. He was President and CEO of Pylon from January 1, 1995 to August 11, 1997. After leaving Pylon, he was a legal consultant until January, 1999. He has held numerous positions in operations during his 25 years in management and brings a broad range of experience to Aquagenix. Thompson is a graduate of Nova University and the University of Miami Law School.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  AQUAGENIX, INC.


                                  By:    /s/ Abraham S. Fischler
                                         ------------------------------
                                             Abraham S. Fischler
                                             Acting Chairman of the Board